Supplement dated January 3, 2025, to the Prospectuses dated May 1, 2024, for the

Protective Premiere II, Protective Premiere III, Protective Investors Benefit Advisory VUL, Protective Strategic

Objectives II VUL variable universal life Policies

issued by Protective Life Insurance Company

Protective Variable Life Separate Account

THE COMPANY AND THE FIXED ACCOUNT section is amended as follows:

The Protective Life Insurance Company subsection is deleted and replaced with the following:

The Policies are issued by Protective Life. Protective Life is a Nebraska corporation and was founded in 1907. On December 31, 2024, Protective Life changed from a Tennessee corporation to a Nebraska corporation. Protective Life’s address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi’s stock is traded on the Tokyo Stock Exchange. For more information about us, go to www.protective.com

THE VARIABLE ACCOUNT AND THE FUNDS section is amended as follows:

The first paragraph of the Protective Variable Life Separate Account subsection is deleted and replaced with the following:

Protective Variable Life Separate Account (“Variable Account”) is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a “separate account” within the meaning of the federal securities laws.

Supplement dated January 3, 2025, to the Statement of Additional Information dated May 1, 2024, for the

Protective Premiere II, Protective Premiere III, Protective Investors Benefit Advisory VUL, Protective Strategic

Objectives II VUL variable universal life Policies

issued by Protective Life Insurance Company

Protective Variable Life Separate Account

The State Regulation section is deleted and replaced with the following:

Protective Life is subject to regulation by the Department of Insurance of the State of Nebraska, which periodically examines the financial condition and operations of Protective Life. On December 31, 2024, Protective Life changed from a Tennessee corporation to a Nebraska corporation. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.